Exhibit 99.2

This Statement on Form 4 is filed by: : (i) APH I Holdings - Wednesday Sub (Cayman), LLC; (ii) APH II Holdings - Wednesday Sub (Cayman), LLC; (iii) APH III Holdings - Wednesday Sub (Cayman), LLC; (iv) APH IV Holdings - Wednesday Sub (Cayman), LLC; (v) APH V Holdings - Wednesday Sub (Cayman), LLC; (vi) APH VI Holdings - Wednesday Sub (Cayman), LLC; (vii) APH VII Holdings - Wednesday Sub (Cayman), LLC; (viii) APH VIII Holdings - Wednesday Sub (Cayman), LLC; (ix) APH IX Holdings - Wednesday Sub (Cayman), LLC; (x) APH X Holdings - Wednesday Sub (Cayman), LLC; (xi) APH XI Holdings - Wednesday Sub (Cayman), LLC; (xii) APH XII Holdings - Wednesday Sub (Cayman), LLC; (xiii) AMH Holdings - Wednesday Sub (Cayman), LLC; (xiv) Apollo Insurance Solutions Group LP; (xv) AISG GP Ltd.; (xvi) Apollo Life Asset, L.P.; (xvii) Apollo Life Asset GP, LLC; (xviii) Apollo Capital Management, L.P.; (xix) Apollo Capital Management GP, LLC; (xx)  Apollo Palmetto Advisors, L.P.; (xxi) Apollo Palmetto Management, LLC; (xxii) Apollo Principal Holdings I, L.P.; (xxiii) Apollo Principal Holdings I GP, LLC; (xxiv) Apollo Principal Holdings II, L.P.; (xxv) Apollo Principal Holdings II GP, LLC; (xxvi) Apollo Principal Holdings III, L.P.; (xxvii) Apollo Principal Holdings III GP, Ltd.; (xxviii) Apollo Principal Holdings IV, L.P.; (xxix) Apollo Principal Holdings IV GP, Ltd.; (xxx) Apollo Principal Holdings V, L.P.; (xxxi) Apollo Principal Holdings V GP, LLC; (xxxii) Apollo Principal Holdings VI, L.P.; (xxxiii) Apollo Principal Holdings VI GP, LLC; (xxxiv) Apollo Principal Holdings VII, L.P.; (xxxv) Apollo Principal Holdings VII GP, Ltd.; (xxxvi) Apollo Principal Holdings VIII, L.P.; (xxxvii) Apollo Principal Holdings VIII GP, Ltd.; (xxxviii) Apollo Principal Holdings IX, L.P.; (xxxix) Apollo Principal Holdings IX GP, Ltd.; (xl) Apollo Principal Holdings X, L.P.; (xli) Apollo Principal Holdings X GP, Ltd.; (xlii) Apollo Principal Holdings XI, LLC; (xliii) Apollo Principal Holdings XII, L.P.; (xliv) Apollo Principal Holdings XII GP, LLC; (xlv) AMH Holdings (Cayman), L.P.; (xlvi) AMH Holdings GP, Ltd.; (xlvii) AAA Guarantor-Athene, L.P.; (xlviii) AAA Investments, L.P.; (xlix) AAA Associates, L.P.; (l) AAA MIP Limited; (li) Apollo Alternative Assets, L.P.; (lii) Apollo International Management, L.P.; (liii) Apollo International Management GP, LLC; (liv) AAA Holdings, L.P.; (lv) AAA Holdings GP Limited; (lvi) Apollo Management Holdings, L.P.; and (lvii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:               Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:             September 11, 2020

Issuer Name: Athene Holding Ltd.

APH I HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings I, L.P.,
its sole member

	By:	Apollo Principal Holdings I GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH II HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings II, L.P.,
its sole member

	By:		Apollo Principal Holdings II GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH III HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings III, L.P.,
its sole member

	By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH IV HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings IV, L.P.,
its sole member

	By:	Apollo Principal Holdings IV GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH V HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings V, L.P.,
its sole member

	By:	Apollo Principal Holdings V GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:	Apollo Principal Holdings V GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS V GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VI HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VI, L.P.,
its sole member

	By:	Apollo Principal Holdings VI GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, LLC,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VI GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VII, L.P.,
its sole member

	By:		Apollo Principal Holdings VII GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:	Apollo Principal Holdings VII GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VII GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VIII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VIII, L.P., its sole member

	By:	Apollo Principal Holdings VIII GP, Ltd., its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd., its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VIII GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH IX HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings IX, L.P., its sole member

	By:	Apollo Principal Holdings IX GP, Ltd., its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:	Apollo Principal Holdings IX GP, Ltd., its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IX GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH X HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings X, L.P., its sole member

	By:	Apollo Principal Holdings X GP, Ltd., its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:	Apollo Principal Holdings X GP, Ltd., its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS X GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH XI HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings XI, LLC, its sole member

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XI, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Manager

APH XII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings XII, L.P., its sole member

	By:	Apollo Principal Holdings XII GP, LLC, its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XII, L.P.

By:	Apollo Principal Holdings XII GP, LLC, its sole member

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XII GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	AMH Holdings (Cayman), L.P., its sole member

	By:	AMH Holdings GP, Ltd., its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS (CAYMAN), L.P.

By:	AMH Holdings GP, Ltd., its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INSURANCE SOLUTIONS GROUP LP

By:	AISG GP Ltd.,
its general partner

	By:	/s/ Angelo Lombardo
Angelo Lombardo
General Counsel

AISG GP LTD.

By:	/s/ Angelo Lombardo
Angelo Lombardo
General Counsel

APOLLO LIFE ASSET, L.P.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO LIFE ASSET GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ADVISORS, L.P.

By:	Apollo Palmetto Management, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO MANAGEMENT, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA GUARANTOR - ATHENE, L.P.

By:	AAA Investments, L.P.,
its general partner

	By:	Apollo Alternative Assets, L.P.,
its service provider

		By:	Apollo International Management L.P.,
its managing general partner

			By:	Apollo International Management GP, LLC,
its general partner

				By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA INVESTMENTS, L.P.

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P., its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P., its managing general partner

		By:	Apollo International Management GP, LLC, its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P., its managing general partner

		By:	Apollo International Management GP, LLC, its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P., its managing general partner

	By:	Apollo International Management GP, LLC, its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC, its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA HOLDINGS, L.P.

By:	AAA Holdings GP Limited,
its general partner

	By:	/s/ John Suydam
John Suydam
Director

AAA HOLDINGS GP LIMITED

By:	/s/ John Suydam
John Suydam
Director

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President